Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On February 2, 2026, PMGC Holdings Inc., a Nevada corporation (the “Buyer” or the “Company”), completed the acquisition of 100% of the issued and outstanding shares (the “Shares”) of SVM Machining, Inc., a California Subchapter S corporation (the “Target” or “SVM”), pursuant to a Stock Purchase Agreement dated as of February 2, 2026 (the “Stock Purchase Agreement” or the “SPA”), by and among the Buyer, SVM, and Mark Serpa, constituting all of the stockholders of SVM (the “Seller”). The Buyer’s acquisition of SVM is referred to as the “Transaction,” and the Buyer and SVM are referred to collectively as the “Parties.”

Upon the closing of the Transaction (the “Closing”), the aggregate purchase price for the Shares (the “Purchase Price”) consisted of: (i) $2,250,000 in cash, of which $2,000,000 was payable to the Seller at Closing (the “Closing Purchase Price”) and $250,000 was retained by the Buyer as an indemnification holdback (the “Indemnification Holdback”); plus (ii) the Final Cash Balance, defined in the SPA as a fixed amount of $130,000 (without regard to the actual cash and cash equivalents of SVM at Closing); plus (iii) a post-closing adjustment based on the extent to which Estimated Closing Net Working Capital exceeds or is less than the Net Working Capital Target of $281,638 (each as defined in the SPA). In addition, Seller may be entitled to receive contingent earnout payments of up to $1,250,000 for the twelve-month period ending December 31, 2026, based on the Company achieving specified revenue thresholds during the earnout period, as described in the SPA.

Following the Closing, the Buyer intends to continue operating the business at SVM’s existing facility located at 6520 Central Avenue, Newark, California 94560, pursuant to a commercial lease arrangement contemplated by the SPA. In addition, the Parties contemplated a transition services arrangement pursuant to which the Seller would provide post-Closing transition support for a limited period, on the terms set forth in the SPA and related transaction documents.

The foregoing description of the SPA and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

The following unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Transaction and has been derived by applying pro forma adjustments to the historical consolidated financial statements and other financial information of the Buyer and the Target. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma adjustments that are (1) directly attributable to the Transaction, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results of the Buyer.

The unaudited pro forma condensed combined balance sheet is based on the individual historical balance sheets of the Buyer and the Target as of September 30, 2025 and has been prepared to reflect the Transaction as if it occurred as of such date. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024, the year ended December 31, 2023, and the nine months ended September 30, 2025 combine the historical results of operations of the Buyer and the Target, giving effect to the Transaction as if it occurred on January 1, 2023.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are based on the estimates and assumptions set forth in the accompanying notes. They do not purport to indicate the results that would actually have been obtained had the Transaction been completed on the assumed dates or for the periods presented, nor do they purport to project the future operating results or financial position of the Buyer following the consummation of the Transaction.

The unaudited pro forma condensed combined financial statements should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial statements;

●	the historical unaudited interim financial statements of the Buyer as of and for the nine months ended September 30, 2025, and the related notes, included in the Buyer’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2025;

●	the historical audited financial statements of the Buyer as of and for the year ended December 31, 2024, and the related notes, included in the Buyer’s Annual Report on Form 10-K filed with the SEC on March 28, 2025;

●	the historical audited financial statements of the Buyer as of and for the year ended December 31, 2023, and the related notes, included in the Buyer’s Annual Report on Form 10-K filed with the SEC on March 29, 2024;

●	the historical reviewed, unaudited financial statements of the Target as of September 30, 2025, and the related notes, included as Exhibit 99.2 to this Current Report;

●	the historical audited financial statements of the Target as of and for the years ended December 31, 2024 and 2023, and the related notes, included as Exhibit 99.2 to this Current Report; and

●	the Acquisition Agreement filed as Exhibit 10.1 to this Current Report.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2025

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Bank	$7,700,562	$15,993	$(2,053,155)	1	$5,663,399
Account Receivables, net	271,492	176,683	149,585	1	597,760
Other receivables	97,940	-	-		97,940
Prepaids and deposits	770,098	-	-		770,098
Inventory	128,469	43,890	20,081	1	192,440
Investment in securities- current	804,070	-	-		804,070
Total current assets	9,772,631	236,566	(1,883,489)		8,125,707
Fixed Assets, net	413,446	358,663	-		772,109
Right-of-use-asset	1,243,742	-	-		1,243,742
Intangibles, net	2,548,664	-	3,041,762	1	5,590,426
Goodwill	959,535	-			959,535
Total assets	$14,938,018	$595,229	$1,158,272		$16,691,519

LIABILITIES AND SHAREHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$553,879	$89,326	$(49,872)	1	$593,333
Due to related parties - current	486,848	-	-		486,848
Consideration Payable	315,865	-	-		315,865
Loans – current	-	103,853	(103,853)	2	-
Lease liability - short term	229,229	-	-		229,229
Liabilities held for sale	681,818	-	-		681,818
Other accrued liabilities	-	282	-		282
Derivative liabilities	3,194,053	-	-		3,194,053
Total current liabilities	5,461,692	193,461	(153,725)		5,501,428
Lease liability - long term	985,671	-	-		985,671
Contingent Earn-out Liability	-	-	637,405	1	637,405
Due to related parties – non current	-	818,782	(818,782)	2	-
Total liabilities	6,447,363	1,012,243	(181,377)		7,278,229
Shareholders’ (deficit) equity:	-	-	-		-
Series B preferred stock	637	-	-		637
Common stock	74	-	-		74
Retained earnings	-	(427,014)	427,014	3	-
Additional paid-in capital	26,525,454	10,000	912,635	2	27,458,089
Accumulated other comprehensive income	-753	-	-		(753)
Accumulated deficit	-18,034,757	-	-		(18,034,757)
Total stockholders’ (deficit) equity	8,490,655	(417,014)	1,339,649		9,413,290
Total liabilities and stockholders’ equity	$14,938,018	$595,229	$1,158,272		$16,691,519

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments	Pro Forma Combined
Revenue	$285,948	$1,547,933	$-	$1,833,881
Cost of Goods Sold	207,918	1,296,713	-	1,504,631
Gross Profit	78,030	251,220	-	329,250
Operating expenses:
Consulting fees	1,367,005	-	-	1,367,005
Depreciation and amortization	36,389	20,705	-	57,094
Entertainment	-	13,058	-	13,058
Finance costs	-	8,314	(8,314)	-
Foreign exchange gain	3,677	-	-	3,677
General and administration	1,255,413	72,822	-	1,328,235
Insurance	-	52,127	-	52,127
IT and software	-	27,835	-	27,835
Investor relations	161,157	-	-	161,157
Marketing and promotion	182,407	45,795	-	228,202
Professional fees	939,754	43,936	-	983,690
Rental	-	42,364	-	42,364
Repair and maintenance	312,579	8,092	-	320,671
Research and development	114,108	-	-	114,108
Salaries and wages	-	410,408	-	410,408
Telephone and communication	-	9,766	-	9,766
Travel and entertainment	119,684	3,936	-	123,620
Utilities	-	20,653	-	20,653
Vehicles	-	27,164	-	27,164
Total operating expenses	4,492,173	806,975	(8,314)	5,290,834
Loss from operations	(4,414,143)	(555,755)	8,314	(4,961,584)
Other income (expense):
Realized loss on investments	-	-	-	-
Unrealized loss on investments	-	-	-	-
Total other income (expense)	-	-	-	-
Loss from continuing operations	(4,414,143)	(555,755)	8,314	(4,961,584)
Loss from discontinued operations	-	-	-	-
Net loss	(4,414,143)	(555,755)	8,314	(4,961,584)
Other comprehensive income (loss)
Currency translation adjustment	-	-	-	-
Total comprehensive loss	$(4,414,143)	(555,755)	8,314	(4,961,584)
Net loss per share - basic and diluted:
Continuing operations	$(35.195)			$(39.559)
Discontinued operations	-			-
Weighted average of common shares outstanding - basic and diluted	125,421			125,421

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments	Pro Forma Combined
Revenue	$285,948	$487,599	$-	$773,547
Cost of Goods Sold	207,918	539,082	-	747,000
Gross Profit	78,030	(51,483)	-	26,547
Operating expenses:
Consulting fees	621,103	-	-	621,103
Depreciation and amortization	35,284	7,906	-	43,190
Entertainment	-	3,559	-	3,559
Finance costs	-	1,530	(1,530)	-
Foreign exchange gain	4,174	-	-	4,174
General and administration	726,543	42,136	-	768,679
Insurance	-	17,579	-	17,579
IT and software	-	8,642	-	8,642
Investor relations	44,380	-	-	44,380
Marketing and promotion	64,484	17,967	-	82,451
Professional fees	389,111	2,828	-	391,939
Rental		12,075	-	12,075
Repair and maintenance	312,579	1,818	-	314,397
Research and development	15,000	-	-	15,000
Salaries and wages		142,562	-	142,562
Telephone and communication		3,703	-	3,703
Travel and entertainment	64,273	22	-	64,295
Utilities		11,694	-	11,694
Vehicles		5,922	-	5,922
Total operating expenses	2,276,931	279,943	(1,530)	2,555,344
Loss from operations	(2,198,901)	(331,426)	(1,530)	(2,528,797)
Other income (expense):
Realized loss on investments	-	-	-	-
Unrealized loss on investments	-	-	-	-
Total other income (expense)	-	-	-	-
Loss from continuing operations	(2,198,901)	(331,426)	(1,530)	(2,528,797)
Loss from discontinued operations	-	-	-	(27,644)
Net loss	(2,198,901)	(331,426)	(1,530)	(2,528,797)
Other comprehensive income (loss)
Currency translation adjustment	-	-	-	-
Total comprehensive loss	$(2,198,901)	(331,426)	(1,530)	(2,528,797)
Net loss per share - basic and diluted:
Continuing operations	$(17.532)			$(20.162)
Discontinued operations	-			-
Weighted average of common shares outstanding - basic and diluted	125,421			125,421

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
Sales	$-	$3,042,701	$-		$3,042,701
Cost of Goods Sold	-	1,832.284	-		1,832.284
Gross Profit	-	1,210,417	-		1,210,417
Operating expenses:
Bonus	-	47,069	-		47,069
Consulting fees	1,367,273	-	-		1,367,273
Depreciation and amortization	546	30,191	-		30,737
Entertainment	-	19,833	-		19,833
Finance Costs		35,809	(35,809)	a	-
Foreign exchange gain	5,846	-	-		5,846
General and administrative	1,092,576	163,807	-		1,256,383
Insurance	-	51,726	-		51,726
IT and software	-	43,661	-		43,661
Investor relations	208,326	-	-		208,326
Lease	-	25,688	-		25,688
Marketing	292,522	74,643	-		367,165
Materials	-	62,794	-		62,794
Professional fees	563,242	48,915	-		612,157
Rental	-	64,221	-		64,221
Repairs and maintenance	-	11,750	-		11,750
Research and development	104,654	-	-		104,654
Salaries and wages	-	644,129	-		644,129
Telephone and communication	-	17,768	-		17,768
Travel	28,581	5,568	-		34,149
Utilities	-	27,854	-		27,854
Vehicles	-	29,267	-		29,267
Total operating expenses	3,663,566	1,404,693	(35,809)		5,032,450
Income (loss) from operations	(3,663,566)	(194,276)	35,809		(3,822,033)
Other income (expense):
Change in fair value of derivative liabilities	369,158	-	-		369,158
Interest income	12,891	-	-		12,891
Interest expense	(735,197)	-	-		(735,197)
Total other income (expense)	(353,148)	-	-		(353,148)
Income (loss) from continuing operations	(4,016,714)	(194,276)	35,809		(4,175,181)
Loss from discontinued operations	(2,229,023)	-	-		(2,229,023)
Net loss	(6,245,737)	(194,276)	35,809		(6,404,204)
Other comprehensive income (loss)
Currency translation adjustment	(539)	-	-		(539)
Total comprehensive loss	$(6,246,276)	$(194,276)	$35,809		$(6,404,743)
Net loss per share - basic and diluted:
Continuing operations	$(50.473)				$(52.464)
Discontinued operations	(28.009)				(33.233)
Weighted average of common shares outstanding - basic and diluted	79,582				79,582

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
Sales	$-	$2,702,688	$-		$2,702,688
Cost of Goods Sold	-	1,941,897	-		1,941,897
Gross Profit	-	760,791	-		760,791
Operating expenses:
Bonus	-	62,493	-		62,493
Consulting fees	279,760	-	-		279,760
Depreciation and amortization	554	39,818	-		40,372
Entertainment	-	20,798	-		20,798
Finance Costs	-	77,883	(77,883)	a	-
Foreign exchange gain	6,130		-		6,130
General and administrative	347,653	167,793	-		515,446
Insurance	-	43,793	-		43,793
IT and software	-	57,098	-		57,098
Investor relations	91,009				91,009
Lease	-	14,551	-		14,551
Marketing	256,450	70,800	-		327,250
Materials	-	170,335	-		170,335
Professional fees	132,600	162,267	-		294,867
Rental	-	64,299	-		64,299
Repairs and maintenance	-	22,510	-		22,510
Research and development	7,410				7,410
Salaries and wages	-	876,122	-		876,122
Telephone and communication	-	18,535	-		18,535
Travel	19,385	8,591	-		27,976
Utilities	-	30,267	-		30,267
Vehicles	-	16,144	-		16,144
Total operating expenses	1,140,951	1,924,097	(77,883)		2,987,165
Income (loss) from operations	(1,140,951)	(1,163,306)	77,883		(2,226,374)
Other income (expense):
Listing expense	(450,079)	-	-		(450,079)
Change in fair value of derivative liabilities	(71,266)	-	-		(71,266)
Interest income	5,564	-	-		5,564
ERC Refund	-	484,045			484,045
Total other income (expense)	(515,781)	484,045	-		(31,736)
Income (loss) from continuing operations	(1,656,732)	(679,261)	77,883		(2,258,110)
Loss from discontinued operations	(2,644,778)	-	-		(2,644,778)
Net loss	(4,301,510)	(679,261)	77,883		(4,902,888)
Other comprehensive income (loss)
Currency translation adjustment	91	-	-		91
Total comprehensive loss	$(4,301,419)	$(679,261)	$77,883		(4,902,797)
Net loss per share - basic and diluted:
Continuing operations	$(560.372)				$(294.178)
Discontinued operations	(344.552)				(344.552)
Weighted average of common shares outstanding - basic and diluted	7,676				7,676

The accompanying notes are an integral part of these financial statements

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1 - Accounting for the Acquisition

The unaudited pro forma condensed combined financial statements give effect to the acquisition of SVM Machining, Inc. (the “Target” or “SVM”) by PMGC Holdings Inc. (the “Buyer” or the “Company”) under the acquisition method of accounting in accordance with FASB ASC 805, Business Combinations, with the Buyer treated as the accounting acquirer. Under the acquisition method, the total purchase consideration is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values as of the Closing Date. The excess of the total purchase consideration over the estimated fair value of the net identifiable assets acquired, if any, is recorded as goodwill.

For purposes of estimating fair value, where applicable, of the assets acquired and liabilities assumed reflected in the unaudited pro forma condensed combined financial information, the Company has applied the guidance in ASC 820, Fair Value Measurement, which establishes a framework for measuring fair value. Fair value represents an exit price and is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

As of the date of this Current Report on Form 8-K/A (this “Current Report”), the Company has not finalized the valuation work necessary to determine the final fair values of the assets acquired and liabilities assumed. Accordingly, the preliminary purchase price allocation included in these unaudited pro forma condensed combined financial statements is based on management’s preliminary estimates. The preliminary purchase price allocation is subject to adjustment as additional information becomes available and as additional analyses are completed during the measurement period (not to exceed one year from the Closing Date). There can be no assurance that the finalization of the valuation work will not result in material changes from the preliminary purchase price allocation.

As of the Closing Date, the total consideration for the Acquisition included the following:

Cash consideration at Closing	$2,130,000
Working capital adjustment	69,148
Earnout liability	637,405
Total consideration	$2,836,553

The Earnout represents contingent consideration and, in accordance with ASC 805, is required to be recognized at fair value as of the Closing Date as part of purchase consideration. The Company has not finalized its valuation of the Earnout as of the date of this Current Report, and any preliminary estimate of fair value reflected in the unaudited pro forma condensed combined financial information is subject to change. Subsequent changes in the fair value of the contingent consideration liability, if any, will be recognized in earnings in the period in which they arise.

The preliminary allocation of the purchase consideration to the estimated fair values of assets acquired and liabilities assumed is as follows:

Assets purchased:
Cash	$130,000
Receivables, net	326,268
Inventory	63,971
Intangibles and goodwill	2,355,768
Total assets acquired	2,451,070
Liabilities assumed
Accounts payable and accrued liabilities	(39,454)
Total liabilities assumed	(39,454)
Total consideration	$2,836,553

Note 2 - Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X and has been derived from the historical financial statements of PMGC Holdings Inc. (the “Buyer”) and SVM Machining, Inc. (the “Target”). The pro forma adjustments have been identified and presented to provide relevant information necessary for an illustrative understanding of the Buyer upon consummation of the acquisition of the Target pursuant to the Stock Purchase Agreement (the “SPA”), in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information does not purport to project future operating results or financial position following the consummation of the acquisition. The pro forma adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed.

The Buyer and the Target had no historical relationship prior to the Transaction; accordingly, no adjustments were required to eliminate activities between the Buyer and the Target.

Note 3 - Reclassification Adjustments

The unaudited pro forma condensed combined balance sheet and condensed combined statements of operations have been adjusted to reflect certain reclassifications of the Target’s historical financial statements to conform to the Buyer’s financial statement presentation.

Note 4 - Pro Forma Adjustments

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

1.	Reflects the cash consideration due at Closing net of adjustment for the estimated target working capital of $281,638.

2.	Reflects the elimination of related party amounts on the balance sheet.

3.	Reflects the elimination of SVM’s historical retained earnings.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

a.	Reflects the removal of finance costs as all loans were paid off at/around the Acquisition and there is no remaining debt.